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Exhibit 24

                                POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints John L. Garibaldi, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this Form 10-K, and to file the same, with all exhibits thereto, and other documents in connections therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that all attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Exchange Act 1934, this report has been signed below by the following persons in the capacities and on the dates indicated below.

SIGNATURE                        TITLE                             DATE


/s/  JOHN W. ADAMS               Chairman of the                 March 29, 1999
----------------------------     Board of Directors
John W. Adams

/s/  PAUL J. CASEY               President and                   March 29, 1999
----------------------------     Chief Executive Officer
Paul J. Casey                    (Principal Executive Officer)

/s/  JOHN L. GARIBALDI           Executive Vice President        March 29, 1999
----------------------------     Chief Financial Officer
John L. Garibaldi                (Principal Financial and
                                 Accounting Officer)

/s/  TODD G. COLE                Director                        March 29, 1999
----------------------------
Todd G. Cole

/s/  ROBERT G. COO               Director                        March 29, 1999
----------------------------
Robert G. Coo

/s/  WILLIAM BOYCE LUM           Director                        March 29, 1999
----------------------------
William Boyce Lum

/s/  RENO MORELLA                Director                        March 29, 1999
----------------------------
Reno Morella



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SIGNATURE                        TITLE                           DATE



/s/  ARTHUR J. PASMAS            Director                        March 29, 1999
----------------------------
Arthur J. Pasmas

/s/  SAMSON PO'OMAIHEALANI       Director                        March 29, 1999
----------------------------
Samson Po'omaihealani

/s/  EDWARD Z. SAFADY            Director                        March 29, 1999
----------------------------
Edward Z. Safady

/s/  SHARON SOPER                Director                        March 29, 1999
----------------------------
Sharon Soper

/s/  THOMAS J. TRZANOWSKI        Director                        March 29, 1999
----------------------------
Thomas J. Trzanowski